UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: February 28, 2003


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.

Item 9.  Regulation FD Disclosure

I.  First Quarter and Full Year 2003 Forecast

     The forecast items for the first quarter and full year
2003 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document.

     Estimates are provided in the attached table which is incorporated by reference herein.


II. 2003 Natural Gas and Crude Oil Financial Price Swap and
Natural Gas Financial Collar Contracts

     With the objective of enhancing the certainty of future revenues, from time to time EOG enters into NYMEX-related financial commodity price swap and collar contracts. Over and above these financial transactions, EOG occasionally enters into various physical commodity contracts. The impact resulting from these various physical commodity contracts is included in natural gas revenues and impact the average realized natural gas prices. Guidance is provided in the attached table.

     Presented below is a summary of EOG's 2003 natural gas and crude oil financial price swap contracts and natural gas financial collar contracts as of February 28, 2003. These contracts remain unchanged from EOG's Current Report on Form 8-K filed February 3, 2003. EOG accounts for these price swap and collar contracts using the mark-to-market accounting method. EOG has no contracts in place beyond 2003.

(a) Natural Gas Financial Price Swap Contracts

                       Average Price      Volume
                         ($/MMBtu)       (MMBtud)

     March (closed)         $5.19        100,000
     April                  $4.96        100,000
     May                    $4.82        100,000
     June                   $4.77        100,000
     July                   $4.77        100,000
     August                 $4.77        100,000
     September              $4.74        100,000
     October                $4.74        100,000

(b) Crude Oil Financial Price Swap Contracts

                        Average Price     Volume
                          ($/Bbl)         (Bbld)

     January (closed)       $27.34         2,000
     February               $26.91         2,000
     March                  $27.96         4,000
     April                  $27.77         5,000
     May                    $27.04         5,000
     June                   $26.43         5,000
     July                   $25.90         5,000
     August                 $25.49         5,000
     September              $25.19         5,000
     October                $24.90         5,000
     November               $24.70         5,000
     December               $24.47         5,000

(c) Natural Gas Financial Collar Contracts - Presented below are
EOG's 2003 natural gas financial collar contracts and their respective volumes, with floor and ceiling prices expressed in $/MMBtu.

                        10,000 MMBtud                 15,000 MMBtud                 25,000 MMBtud
                  Floor Price   Ceiling Price   Floor Price   Ceiling Price   Floor Price   Ceiling Price

February (closed)    $4.22           $6.22         $4.30           $6.30         $4.19           $5.05
March (closed)       $4.15           $6.15         $4.20           $6.20         $4.08           $5.00
April                $4.01           $6.01         $4.02           $6.03         $3.88           $4.80
May                  $3.92           $5.92         $3.88           $5.89         $3.78           $4.70
June                 $3.89           $5.89         $3.89           $5.90         $3.78           $4.70
July                 $3.91           $5.91         $3.89           $5.90         $3.79           $4.73
August               $3.91           $5.91         $3.91           $5.91         $3.79           $4.73
September            $3.89           $5.89         $3.87           $5.87         $3.77           $4.73
October              $3.90           $5.90         $3.87           $5.87         $3.77           $4.73
November             $4.04           $6.04         $4.02           $6.03         $3.91           $4.90
December             $4.18           $6.18         $4.15           $6.16         $4.04           $5.05


                        25,000 MMBtud                 50,000 MMBtud
                  Floor Price   Ceiling Price   Floor Price   Ceiling Price

January (closed)      -               -            $3.87           $6.09
February (closed)    $4.22           $6.08         $3.76           $5.98
March (closed)       $4.15           $6.01         $3.61           $5.83
April                $4.01           $5.87         $3.59           $4.97
May                  $3.92           $5.78         $3.54           $4.92
June                 $3.89           $5.75         $3.56           $4.94
July                 $3.91           $5.77         $3.59           $4.97
August               $3.91           $5.77         $3.60           $4.98
September            $3.89           $5.75         $3.60           $4.98
October              $3.90           $5.76         $3.60           $4.98
November             $4.04           $5.90         $3.77           $5.15
December             $4.18           $6.04         $3.92           $5.30


Mark-to-Market Line Item on the Income Statement

     Based on current commodity prices, and under the mark-to-market accounting method, EOG anticipates its entire portfolio of financial price swaps and collar transactions would result in a loss for the mark-to-market line item for the first quarter 2003, including first quarter cash outflows and the current "out-of-the-money" mark-to-market of contracts in place for the balance of the year. This line item, which can be approximated using the data above and prices for closed and open NYMEX contracts at any time, would include not only actual first quarter cash outflows, but also the gains or losses resulting from the changes in mark-to-market values at the beginning and end of the first quarter for contracts in place for the balance of the year described above. This mark-to-market computation is very sensitive to prices (can move up or down) and will largely be determined by closing NYMEX prices at March 31, 2003, which could differ significantly from those of the current market place. The actual mark-to-market results and cash outflow amounts for the first quarter are expected to be released shortly after the quarter ends in a subsequent Current Report on Form 8-K filing by EOG.

III.  Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; acts of war; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


Definitions
     $/Bbl     US Dollars per barrel
     $/Mcf     US Dollars per thousand cubic feet
     $/Mcfe    US Dollars per thousand cubic feet equivalent
     $/MMBtu   US Dollars per million British thermal units
     $MM       US Dollars in millions
     Bbld      Barrels per day
     Mbd       Thousand barrels per day
     MM        Millions
     MMBtud    Million British thermal units per day
     MMcfd     Million cubic feet per day
     NYMEX     New York Mercantile Exchange
     WTI       West Texas Intermediate

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              EOG RESOURCES, INC.




Date: February 28, 2003       By: /s/ TIMOTHY K. DRIGGERS
                                      Timothy K. Driggers
                                   Vice President, Accounting
                                    and Land Administration
                                 (Principal Accounting Officer)

                      EOG Resources, Inc.
                        Estimated Ranges
              (See text for additional information)

                                                                  1Q 2003      Full Year 2003
                                                              --------------   --------------
Daily Production
  Natural Gas (MMcfd)
   US                                                           635  -   650     640  -   670
   Canada                                                       155  -   165     155  -   175
   Trinidad                                                     150  -   160     140  -   160
   Total                                                        940  -   975     935  - 1,005

  Crude Oil (Mbd)
   US                                                          17.0  -  19.0    17.7  -  18.7
   Canada                                                       1.7  -   2.2     1.7  -   2.2
   Trinidad                                                     2.3  -   2.8     2.3  -   2.8
   Total                                                       21.0  -  24.0    21.7  -  23.7

  Natural Gas Liquids (Mbd)
   US                                                           2.0  -   2.6     1.7  -   2.8
   Canada                                                       0.5  -   1.0     0.5  -   1.0
   Total                                                        2.5  -   3.6     2.2  -   3.8

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                                             $0.45  - $0.47   $0.45  - $0.48
   Depreciation, Depletion and Amortization                   $0.98  - $1.02   $0.98  - $1.02

Expenses ($MM)
  Exploration, Dry Hole and Impairment                         40.0  -  55.0   180.0  - 220.0
  General and Administrative                                   22.0  -  26.0    95.0  - 105.0
  Capitalized Interest                                          2.0  -   2.2     8.0  -   8.5
  Net Interest                                                 14.0  -  15.0    50.0  -  60.0

Cumulative After-Tax Loss for Change
 in Accounting Principle ($MM)                                       ~   6.5          ~   6.5

Taxes Other than Income (% of Revenue)                          5.9  -   6.2     5.7  -   6.2

Taxes
  Effective Rate                                                 32% -    37%     32% -    37%
  Deferred Ratio                                                 50% -    70%     50% -    70%

Preferred Dividends ($MM)                                       2.5  -   3.0    11.0  -  11.5

Shares Outstanding (MM) at December 31, 2002
  Basic                                              114.4
  Fully Diluted (based on stock price of $39.92)     116.4

Capital Expenditures Excluding Acquisitions ($MM) - FY 2003                      800  -   950

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of physical contracts)
     United States - below NYMEX Henry Hub                    $0.45  - $0.55   $0.30  - $0.50
     Canada - below NYMEX Henry Hub                           $1.50  - $2.00   $0.80  - $1.20
   Realizations
     Trinidad                                                 $1.15  - $1.25   $1.15  - $1.25

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                                           $1.00  - $1.50   $1.25  - $1.75
     Canada - below WTI                                       $4.00  - $5.50   $4.50  - $6.50
     Trinidad - below WTI                                     $2.75  - $3.75   $2.50  - $5.00